RISK MANAGEMENT AND FINANCIAL INSTRUMENTS - Net Change in Fair Value of Derivative Assets and Liabilities Classified as Level III (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Revenue
Net change in the Level III fair value category
Unrealized gains (losses) attributed to derivatives in the Level III category	$ (5)	$ (7)
Commodity contracts | Power
Net change in the Level III fair value category
Balance at beginning of year	(7)	16
Transfers out of Level III	5	(19)
Total gains/(losses) included in Net income	8	(17)
Settlements	(9)	18
Sales	0	(5)
Foreign exchange	(1)	0
Balance at end of year	(4)	$ (7)
Commodity contracts | Power | Level III
Net change in the Level III fair value category
Decrease in fair value of outstanding derivative instruments included in Level III due to a 10% increase in commodity prices	2
Increase in fair value of outstanding derivative instruments included in Level III due to a 10% decrease in commodity prices	$ 2